Exhibit 10.25.2

AMERIGROUP. OF FLORIDA, INC.	Medicaid HMO Contract

AHCA CONTRACT NO. FA523
AMENDMENT NO. 1

     THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and AMERIGROUP OF FLORIDA, INC., hereinafter referred to as the “Vendor”, is hereby amended as follows:

1.	Attachment I, section 10.4, Covered Services is hereby amended to read:

The plan shall ensure the provision of services is sufficient in amount, duration, and scope to reasonably be expected to achieve the purpose for which the services are furnished and shall ensure the provision of the following covered services as defined and specified in sections 10.1, General and 10.8, Manner of Service Provision:

Child Health Check-Up	Inpatient Hospital Services

Community Mental Health Services.	Mental Health Targeted Case Management

Family Planning Services	Outpatient Hospital and Emergency Services

Freestanding Dialysis Centers	Physician Services

Hearing Services	Prescribed Drug Services

Home Health Services and Durable Medical	Therapy Services
Equipment

Independent Laboratory and X-Ray Services	Visual Services

The plan shall not arbitrarily deny or reduce the amount, duration, or scope of a required service solely because of the diagnosis, type of illness, or condition. The plan may place appropriate limits on a service on the basis of criteria such as medical necessity or for utilization control, consistent with this contract, provided the services furnished can reasonably be expected to achieve their purpose.

2.	Attachment I, section 10.8.11.2, Hysterectomies, Sterilizations, and Abortions, is hereby amended to include the following:

     The plan may only provide for abortions in the following situations:

•	If the pregnancy is the result of an act of rape or incest or

•	The physician certifies that the woman is in danger of death unless an abortion is performed.

3.	Attachment I, section 20.4.1, Fraud Prevention Policies and Procedures, the first paragraph is hereby amended to now read:

The plan shall have administrative and management arrangements or procedures and a mandatory compliance plan and shall comply with program integrity requirement as required in 42 CFR 438.608 to develop and maintain written policies and procedures for fraud and abuse prevention. In addition, the policies shall contain the following:

AHCA Contract No. FA523, Amendment No. 1, Page 1 of 4

Exhibit 10.25.2

AMERIGROUP OF FLORIDA, INC.	Medicaid HMO Contract

4.	Attachment I, section 20.10, Emergency Care Requirements is hereby amended as follows:

• The first paragraph is hereby amended to include the following:

In addition, the plan may not deny payment for treatment obtained when a representative of the plan instructs the enrollee to seek emergency services.

• Section e. is hereby amended to now read:

If the member’s primary care physician responds to the notification, the hospital physician and the primary care physician may discuss the appropriate care and treatment of the member. The plan may have a member of the hospital staff with whom it has a contract participate in the treatment of the member within the scope of the physician’s hospital staff privileges. The member may be transferred, in accordance with state and federal law, to a hospital that has a contract with the plan and has the service capability to treat the member’s emergency medical condition. The attending emergency physician, or the provider actually treating the enrollee, is responsible for determining when the enrollee is sufficiently stabilized for transfer or discharge, and that determination is binding on the entities identified in 42 CFR 438.114(b) as responsible for coverage and payment. Notwithstanding any other state law, a hospital may request and collect insurance or financial information from a patient in accordance with federal law, which is necessary to determine if the patient is a member of the plan, if emergency services and care are not delayed.

• Section f. is hereby amended to now read:

In accordance with 42 CFR 438.114 and 42 CFR 422.113(c), the plan must also cover poststabilization services without authorization, regardless of whether the beneficiary obtains the service within or outside the plan’s network for the following situations:

5.	Attachment I, section 20.11, Grievance System Requirements, third paragraph, Item a., is hereby amended to now read:

a.	Enrollee rights to Medicaid fair hearing, the method for obtaining a hearing, the rules that govern representation at the hearing, and the DCF address for pursuing a fair hearing, which is Office of Appeal Hearings, 1317 Winewood Boulevard, Building 5, Room 203, Tallahassee, Florida 32399-0700.

6.	Attachment I, section 20.1 1.1, Appeal Process, first paragraph, Item b. 7 (b) is hereby amended to now read:

(b)	Information about how to request a Medicaid fair hearing, including the DCF address for pursuing a fair hearing, which is Office of Appeal Hearings, 1317 Winewood Boulevard, Building 5, Room 203, Tallahassee, Florida 32399-0700.

7.	Attachment I, section 20.11.2, Grievance Process is hereby amended as follows:

•The first paragraph is hereby amended to include the following: The grievance process must be completed in time to permit the disenrollment to be effective in accordance with the timeframe specified in 42 CFR 438.56(e)(1).

•Item b. 2 (b) is hereby amended to now read:

AHCA Contract No. FA523, Amendment No. 1, Page 2 of 4

Exhibit 10.25.2

AMERIGROUP OF FLORIDA, INC.	Medicaid HMO Contract

(b)	Information about how to request a Medicaid fair hearing, including the DCF address for pursuing a fair hearing, which is Office of Appeal Hearings, 1317 Winewood Boulevard, Building 5, Room 203, Tallahassee, Florida 32399-0700.

8.	Attachment I, section 20.11.3, Medicaid Fair Hearing System, Item a, the second paragraph is hereby amended to now read:

The beneficiary or provider may request a Medicaid fair hearing by contacting DCF at the Office of Appeal Hearings, 1317 Winewood Boulevard, Building 5, Room 203 Tallahassee, Florida 32399-0700.

9.	Attachment I, section 30.1 Marketing, Pre-enrollment Materials and Post-enrollment Materials, Item f. is hereby deleted in it’s entirety.

10.	Attachment I, section 30.7.1, Member Services Handbook, the first paragraph and sixth line is hereby amended as follows:

....both in and out of the plan’s service area; to include the enrollee has a right to use any hospital or other setting for emergency use; the extent to which...

11.	Attachment I, section 40.8, Ownership and Management Disclosure, Item b.1, the first subparagraph is hereby amended to now read:

Owns, indirectly or directly 5 percent or more of the plan’s capital or stock, has ownership of 5% or more in a plan’s provider or subcontractor, or receives 5 percent or more of its profits;

12.	Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, is hereby amended effective as provided in Tables 2 and 3 shown below. The amended rates below apply to services rendered beginning July 1, 2004. Any capitation claims calculated based on rates different than those indicated below are subject to recoupment in accordance with Section I.J, of the Standard Contract.

Table 2.

Area wide Age-banded Capitation Rates for all agency areas of the state other than Area 6 and Area 1.

Area 05	< year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	345.76	77.31	48.55	53.69	110.74	136.76	208.19	291.55	291.55
SSI/No Medicare	3265.62	394.06	204.41	214.18	214.18	612.49	612.49	591.04	591.04
SSI/Part B	266.55	266.55	266.55	266.55	266.55	266.55	266.55	266.55	266.55
SSI/Part A & B	309.27	309.27	309.27	309.27	309.27	309.27	309.27	309.27	216.32

Area 07	< year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	337.19	75.53	47.77	52.81	108.40	134.29	204.16	286.57	286.57
SSI/No Medicare	3217.89	389.79	203.90	213.35	213.35	610.58	610.58	589.11	589.11
SSI/Part B	265.77	265.77	265.77	265.77	265.77	265.77	265.77	265.77	265.77
SSI/Part A & B	283.96	283.96	283.96	283.96	283.96	283.96	283.96	283.96	198.62

Area 08	< year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	296.66	66.37	41.76	46.19	95.19	117.62	179.02	250.96	250.96
SSI/No Medicare	3079.30	371.80	192.49	201.68	201.68	577.71	577.71	557.45	557.45
SSI/Part B	243.56	243.56	243.56	243.56	243.56	243.56	243.56	243.56	243.56
SSI/Part A & B	285.08	285.08	265.08	285.08	285.08	285.08	285.08	285.08	199.47

Area 09	< year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	316.78	70.74	44.52	49.17	101.48	125.24	190.60	266.97	266.97
SSI/No Medicare	3344.05	405.22	211.12	221.15	221.15	633.22	633.22	610.93	610.93
SSI/Part B	267.20	267.20	267.20	267.20	267.20	267.20	267.20	267.20	267.20
SSI/Part A & B	320.32	320.32	320.32	320.32	320.32	320.32	320.32	320.32	224.19

AHCA Contract No. FA523, Amendment No. 1, Page 3 of 4

Exhibit 10.25.2

AMERIGROUP OF FLORIDA, INC.	Medicaid HMO Contract

Area 10	< year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	328.74	73.77	46.68	51.61	105.94	131.31	199.49	280.33	280.33
SSI/No Medicare	4151.82	503.54	263.75	275.32	275.32	788.23	788.23	761.08	761.08
SSI/Part B	287.04	287.04	287.04	287.04	287.04	287.04	287.04	287.04	287.04
SSI/Part A & B	351.55	351.55	351.55	351.55	351.55	351.55	351.55	351.55	245.95

Area 11	< year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	409.16	91.08	56.97	62.97	130.55	160.40	244.76	341.98	341.98
SSI/No Medicare	4551.55	550.33	286.57	299.62	299.62	857.90	857.90	827.83	827.83
SSI/Part B	449.17	449.17	449.17	449.17	449.17	449.17	449.17	449.17	449.17
SSI/Part A & B	416.90	416.90	416.90	416.90	416.90	416.90	416.90	416.90	292.00

Table 3.

Area 6 or Area 1 Age-banded Capitation Rates, Including Community Mental Health and Mental Health Targeted Case Management.

Area 06	< year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	330.07	75.91	61.92	67.67	122.23	135.83	204.29	282.98	282.98
SSI/No Medicare	3017.05	371.69	265.72	243.82	243.82	647.81	647.81	587.26	587.26
SSI/Part B	242.29	242.29	242.29	242.29	242.29	242.29	242.29	242.29	242.29
SSI/Part A & B	288.09	288.09	288.09	288.09	288.09	288.09	288.09	288.09	202.64

13.	Attachment I, section 100.0, Glossary, is hereby amended to include the following:

Post-stabilization Care Services defined in 42 CFR 438.114, means covered services, related to an emergency medical condition that are provided after an enrollee is stabilized in order to maintain the stabilized condition, or, under the circumstances described in paragraph (e) of 42 CFR 438.114, to improve or resolve the enrollee’s condition.

14.	This amendment shall begin on August 12, 2004, or the date on which the amendment has been signed by both parties, whichever is later.

          All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

          All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

          This amendment and all its attachments are hereby made a part of the Contract.

          This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

          IN WITNESS WHEREOF, the parties hereto have caused this 4 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

AMERIGROUP OF FLORIDA, INC.		STATE OF FLORIDA, AGENCY FOR EALTH CARE ADMINISTRATION

SIGNED		SIGNED
BY:	/s/ Don Gilmore	BY:	/s/ Alan Levine
NAME:	Don Gilmore	NAME:	Alan Levine
		TITLE:	Secretary
TITLE:	CEO
DATE:	8/20/04	DATE:	9/15/04

AHCA Contract No. FA523, Amendment No. 1, Page 4 of 4